                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 6, 2001
        -----------------------------------------------------------------



                                 INVESTOOLS INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                    333-67454                76-0685039
-------------------------------  ------------------------   ------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)


     5959 CORPORATE DRIVE, SUITE 2000, HOUSTON, TEXAS             77036
----------------------------------------------------------       -------
         (Address of principal executive offices)               (zip code)


                                 (281) 588-9700
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
               -------------------------------------------------
          (Former name or former address if changed since last report)



--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets.

Effective December 6, 2001, pursuant to the Second Amended and Restated Agreement and Plan of Merger (the Merger Agreement), dated as of September 25, 2001 and as amended by the First Amendment thereto on December 5, 2001, by and among ZiaSun Technologies, Inc. (ZiaSun), Telescan, Inc. (Telescan), INVESTools Inc. (INVESTools) and two acquisition subsidiaries of INVESTools, ZiaSun and Telescan combined their businesses by merging with the acquisition subsidiaries of INVESTools (the Merger) whereby ZiaSun and Telescan became wholly owned subsidiaries of INVESTools. Shares of ZiaSun common stock were converted into the right to receive one share of INVESTools common stock and shares of Telescan common stock were converted into the right to receive 0.55531 of a share of INVESTools common stock.

A current report on Form 8-K (the "Form 8-K") was filed December 7, 2001 reporting such event. This current report on Form 8-K/A sets forth the financial statements and pro forma financial information originally omitted from the Form 8-K in accordance with the rules and regulations of the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

      (i) The consolidated balance sheets of Telescan at December 31, 2000 and 1999, and the consolidated statements of operations, stockholders' equity and cash flows for each of the years ended December 31, 2000, 1999, and 1998, in the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4 (Registration No. 333-67454) are incorporated by reference herein.

      (ii) The consolidated balance sheets of ZiaSun at December 31, 2000 and 1999, and the consolidated statements of operations, stockholders' equity and cash flows for each of the years ended December 31, 2000, 1999, and 1998, in the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4 (Registration No. 333-67454) are incorporated by reference herein.

      (iii) The unaudited consolidated balance sheet of Telescan at December 31, 2000 and September 30, 2001 and the consolidated statements of operations and cash flows for the nine months ended September 30, 2001 and 2000, in Telescan's Quarterly Report on Form 10-Q filed on November 14, 2001 are incorporated by reference herein.

      (iv) The unaudited consolidated balance sheet of ZiaSun at December 31, 2000 and September 30, 2001 and the consolidated statements of operations, stockholders' equity and cash flows for the nine months ended September 30, 2001 and 2000, in ZiaSun's Quarterly Report on Form 10-Q filed on November 14, 2001 are incorporated by reference herein.

(b)   PRO FORMA FINANCIAL INFORMATION.

      Unaudited pro forma financial data of INVESTools at September 30, 2001 and for the year ended December 31, 2000 and the nine months ended September 30, 2001, in ZiaSun's Registration Statement on Form S-1 filed on November 27, 2001 (Registration No. 333-65018) is incorporated by reference herein.

(c)   EXHIBITS.

        Exhibit 23.1     Consent of Jones, Jensen & Company.

        Exhibit 23.2     Consent of BDO Siedman, LLP.

        Exhibit 23.3     Consent of Arthur Andersen LLP.

        Exhibit 23.4     Consent of Hein + Associates LLP.

        Exhibit 99.1 Financial statements of Telescan (incorporated by reference to pages F-46 through F-81 of the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4 (Registration No. 333-67454)).

        Exhibit 99.2 Financial statements of ZiaSun (incorporated by reference to pages F-1 through F-45 of the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4 (Registration No. 333-67454)).

        Exhibit 99.3 Interim financial statements of Telescan (incorporated by reference to pages 2 through 8 of Telescan's Quarterly Report on Form 10-Q filed on November 14,
                         2001).

        Exhibit 99.4 Interim financial statements of ZiaSun (incorporated by reference to pages 3 through 10 of ZiaSun's Quarterly Report on Form 10-Q filed on November 14,
                         2001).

        Exhibit 99.5 Pro forma financial data of INVESTools (incorporated by reference to pages 6 through 11 of ZiaSun's Registration Statement on Form S-1 filed on November 28, 2001 (Registration No. 333-65018)).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INVESTOOLS INC.
                                    -------------------------------------------
                                    (Registrant)


Dated:  December 12, 2001           /s/ Paul A. Helbling
                                    -------------------------------------------
                                    Paul A. Helbling
                                    Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.                              Description

23.1          Consent of Jones, Jensen & Company.

23.2          Consent of BDO Siedman, LLP.

23.3          Consent of Arthur Andersen LLP.

23.4          Consent of Hein + Associates LLP.

99.1 Financial statements of Telescan (incorporated by reference to pages F-46 through F-81 of the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4 (Registration No. 333-67454)).

99.2 Financial statements of ZiaSun (incorporated by reference to pages F-1 through F-45 of the Joint Proxy Statement/Prospectus related to INVESTools' Registration Statement on Form S-4
              (Registration No. 333-67454)).

99.3 Interim financial statements of Telescan (incorporated by reference to pages 2 through 8 of Telescan's Quarterly Report on Form 10-Q filed on November 14, 2001).

99.4 Interim financial statements of ZiaSun (incorporated by reference to pages 3 through 10 of ZiaSun's Quarterly Report on Form 10-Q filed on November 14, 2001).

99.5 Pro forma financial data of INVESTools (incorporated by reference to pages 6 through 11 of ZiaSun's Registration Statement on Form S-1 filed on November 28, 2001 (Registration No. 333-65018)).